Bank Loans	12 Months Ended
Jun. 30, 2020
Debt Disclosure [Abstract]
Bank Loans

NOTE 9 – BANK LOANS

Short-term loans consisted of the following:

	As of June 30,
	2020	2019
Bank of Communications of China (“BCC”):
Effective interest rate at 5.655%(1)	$2,545,200	$2,914,000

Industrial and Commercial Bank of China (“ICBC”):
Effective interest rate at 5.655% (2)	1,696,800	-

Cathay Bank
Effective interest rate at 4.25% (3)	900,000	-
Total	$5,142,000	$2,914,000

(1)

On August 17, 2018, Dongguan Jiasheng entered into a line of credit agreement with BCC Dongguan Branch to allow the Company to borrow RMB 30 million ($4.2 million) for one year with a maturity date on August 13, 2019. The Company had drawn down RMB 20 million ($2.9 million) of the loan to purchase raw materials on August 21, 2018. On August 20, 2019, the Company repaid the loan upon maturity.

In August 2019, the Company entered into two loan agreements with BCC Dongguan Branch to borrow total of RMB 18 million ($2.5 million) as working capital for one year. The loans bear a variable interest rate based on the prime interest rate set by the People’s Bank of China at the time of borrowing, plus 1.405 basis points. The Company’s subsidiary Meijia pledged its land use right of approximately $2.1 million and buildings of approximately $8.2 million as collaterals to secure these loans (see Note 6 and Note 7). In addition, Mr. Silong Chen, the CEO of the Company, provided personal guarantee for the loans. The Company fully repaid the loans in July 2020 upon maturity.

(2)

On August 9, 2019, Dongguan Jiasheng entered into a loan agreement with ICBC to borrow RMB 12 million ($1.7 million) as working capital for one year. The loan bears a variable interest rate based on the prime interest rate set by the People’s Bank of China at the time of borrowing, plus 1.345 basis points. Mr. Silong Chen, pledged his personal assets as the collateral to secure this loan. Related parties, Mr. Junqiang Chen and Ms. Caiyuan He, the relatives of Mr. Silong Chen, and Dongguan Dogness also provided the joint guarantee to this loan. The Company fully repaid the loan in July 2020 upon maturity.

(3)	On February 6, 2020, one of the Company’s U.S. subsidiary Dogness Group, obtained a line of credit from Cathay Bank, pursuant to which, Dogness Group has the availability to borrow a maximum $1.2 million out of this line of credit for two years at the U.S. prime rate. The loan is guaranteed by the fixed assets of Dogness Group. The purpose of this loan is to expand the business operation and increase the marketing and sales activities in the United States and other international markets. During the year ended June 30, 2020, Dogness Group borrowed total of $945,000 and made repayment of $45,000. As of June 30, 2020, the outstanding balance was $900,000, which was recorded as current liabilities because Dogness Group plans to repay this loan within one year.

Long-term loan consisted of the following:

	As of June 30,
	2020	2019
Southwestern National Bank
Paycheck Protection Program Loan (PPP) Loan	$73,300	$-
Total	$73,300	$-

On May 11, 2020, Dogness Group, applied for and received funding for a loan totaling $73,300 under the U.S. Small Business Administration (“SBA”) Paycheck Protection Program (“PPP”), which is part of the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), enacted on March 27, 2020. Under the terms of the SBA PPP loan, up to 100% of the principal and accrued interest may be forgiven if certain criteria are met and the loan proceeds are used for qualifying expenses such as payroll costs, benefits, rent, and utilities as described in the CARES Act. The interest rate on this loan is 1% per annum and any portion of the principal and accrued interest that is not forgiven is required to be repaid by May 11, 2022.

Interest expenses for the above-mentioned loans amounted to $239,326, $209,842 and $546,681 for the years ended June 30, 2020, 2019 and 2018, respectively.